UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 24, 2003
                                                 -------------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)




          DELAWARE                                                 46-0476193
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 (State or other jurisdiction           (File number)          (I.R.S. Employer
    of incorporation)                                      Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                        92590
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Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code:    (909) 694-9940
                                                       --------------

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          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)  Exhibits

              99  Press Release

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 24, 2003         TEMECULA VALLEY BANCORP INC.


                             By:  /S/ Stephen H. Wacknitz
                                 --------------------------
                                 Stephen H. Wacknitz
                                 President and Chief Executive Officer



                             By:  /S/ DONALD A. PITCHER
                                 -----------------------
                                 DONALD A. PITCHER
                                 Senior Vice President
                                 Chief Financial Officer




                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION                                PAGE NO.
-----------            -----------                                --------

99                     Press Release                                     3

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